AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 1998
                           REGISTRATION NO. 333-59651
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                               AMENDMENT NO. 1 TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              ---------------------

                             GEMSTONE SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)

            OREGON                           3600                  93-1044032
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                        No.)

                           20575 NW VON NEUMANN DRIVE
                             BEAVERTON, OREGON 97006
                                 (503) 533-3000
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                BRYAN R. GRUMMON
                                    PRESIDENT
                             GemStone Systems, Inc.
                           20575 NW von Neumann Drive
                             Beaverton, Oregon 97006
                                 (503) 533-3000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           ---------------------------

                                   COPIES TO:

       RONALD L. GREENMAN, ESQ.                   TIMOTHY J. MOORE, ESQ.
       JEFFREY E. HARMES, ESQ.                     BRETT D. WHITE, ESQ.
        WILLIAM C. STONE, ESQ.                     DAVID L. WILKE, ESQ.
           Tonkon Torp LLP                          Cooley Godward LLP
          1600 Pioneer Tower                      Five Palo Alto Square
         888 SW Fifth Avenue                       3000 El Camino Real
       Portland, OR 97204-2099                   Palo Alto, CA 94306-2155
            (503) 221-1440                            (650) 843-5000

                             ---------------------

                APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC:
   AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.
                              ---------------------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                              ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

 EXHIBIT
   NO.            DESCRIPTION
- ----------      ----------------------------------------------------------------------
1.1++             Form of Underwriting Agreement

3.1+              Restated Articles of Incorporation dated August 12, 1993, as amended on May 12, 1995, June 26,
                  1995, September 4, 1996 and November 18, 1997 (to be superseded by Restated Articles as set forth in Exhibit 3.2 upon effectiveness of Registration Statement)

3.2+              Form of Restated Articles of Incorporation (to be effective on the effective date of the
                  Registration Statement)

3.3+              Bylaws, dated as of January 1, 1991 (to be superseded by Restated Bylaws as set forth in
                  Exhibit 3.4 upon effectiveness of  Registration Statement)

3.4+              Restated Bylaws (to be effective upon the effective date of the Registration Statement)

4.1               Articles 3, 4 and 6 of the Restated Articles of Incorporation (see Exhibit 3.2)

4.2               Article 1 of the Restated Bylaws (see Exhibit 3.4)

4.3++             Specimen Stock Certificate

5.1++             Opinion of Tonkon Torp LLP

10.1+*            Registrant's Restated 1992 Employees' Stock Option Plan

10.2+*            Form of Registrant's 1998 Employees Stock Option Plan

10.3+*            Form of Option Certificate and Stock Option Agreement related to Registrant's 1992 and 1998 stock option plans.

10.4+*            Form of Registrant's 1998 Employee Stock Purchase Plan

10.5+             Office/Flex Lease dated for reference purposes July 29, 1996 between
                  Amberjack, Ltd. and the Registrant, for the Registrant's corporate headquarters

10.6**            Technology License and Distribution Agreement between Registrant and Sun Microsystems, Inc., dated July 18, 1996, as amended by Amendment No. 1 dated November 19, 1996, Amendment No. 2 dated
                  February 23, 1998 and Amendment No. 3 dated effective January 9, 1998

10.7+**           Development, Deployment and Reseller's Agreement between Registrant and Systems & Computer
                  Technology Corporation, dated effective June 1, 1998

10.8+             Software License Agreement between the Registrant and Sprint Communications Company, L.P. dated
                  August 29, 1996

10.9+*            Form of Indemnity Agreement between the Registrant and the directors of the Registrant

10.10++*          Consulting Agreement with Jesse Rifkind

21+               Subsidiaries of the Registrant

23.1+             Consent of Ernst & Young LLP, Independent Auditors

23.2              Consent of Tonkon Torp LLP (included as part of Exhibit 5.1)

24.1+             Power of Attorney

27.1+             Financial Data Schedule

27.2+             Financial Data Schedule

---------------

+   Previously filed

++  To be filed by amendment

*   Designates management contract or compensatory plan or arrangement

** Certain portions of this exhibit are omitted pursuant to a request for confidential treatment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, GemStone Systems, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beaverton, State of Oregon, on August 13, 1998.

                                    GEMSTONE SYSTEMS, INC.

                                    By:          /s/ BRYAN GRUMMON
                                       ---------------------------------------
                                                  Bryan R. Grummon
                                                     PRESIDENT


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement or amendment thereto has been signed below by the following persons in the indicated capacities on August 13, 1998.

          SIGNATURE                       TITLE
-------------------------------  --------------------------

         JAMES BARNES*
-------------------------------  Chairman of the Board
       James P. Barnes

       /s/ BRYAN GRUMMON
-------------------------------  President, Chief Executive
       Bryan R. Grummon           Officer and Director

           JESSE RIFKIND*
-------------------------------  Director
        Jesse Rifkind

      /s/  KENNETH IRINAGA        Chief Financial Officer
-------------------------------    (Chief Accounting
      Kenneth J. Irinaga          Officer)


*By:     /s/ Kenneth J. Irinaga
         -------------------------
         Kenneth J. Irinaga,
         Attorney-in-fact